                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-41187


MORGAN STANLEY DEAN WITTER
SHORT-TERM U.S. TREASURY TRUST
PROSPECTUS --JULY 29, 1998
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MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST (THE "FUND") IS AN
OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS CURRENT INCOME, PRESERVATION OF PRINCIPAL AND LIQUIDITY. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN U.S. TREASURY SECURITIES BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. (SEE "INVESTMENT OBJECTIVE AND POLICIES.") SHARES OF THE FUND ARE NOT ISSUED, INSURED OR GUARANTEED, AS TO VALUE OR YIELD, BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES.

Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. The Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholder accounts, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.35% of the average daily net assets of the Fund.

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 29, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed below. The Statement of Additional Information is incorporated herein by reference.

MORGAN STANLEY DEAN WITTER
SHORT-TERM U.S. TREASURY TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS

Prospectus Summary.....................................................      2

Summary of Fund Expenses...............................................      3

Financial Highlights ..................................................      4

The Fund and Its Management ...........................................      5

Investment Objective and Policies .....................................      5

Purchase of Fund Shares ...............................................      7

Shareholder Services...................................................      8

Redemptions and Repurchases............................................     11

Dividends, Distributions and Taxes.....................................     13

Performance Information ...............................................     14

Additional Information ................................................     15

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           Morgan Stanley Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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
 ------------------- ------------------------------------------------------------------
THE                  The Fund is organized as a Trust, commonly known as a Massachusetts
FUND                 business trust, and is an open-end, diversified management investment company investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government.
-------------------  ------------------------------------------------------------------
SHARES OFFERED       Shares of beneficial interest with $0.01 par value (see page 15).
-------------------  ------------------------------------------------------------------
OFFERING             The price of the shares offered by this Prospectus is determined once
PRICE                daily as of 4:00 p.m., New York time, on each day that the New York
                     Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 7).
-------------------  ------------------------------------------------------------------
MINIMUM              Minimum initial purchase through Distributor, $10,000 ($1,000 if the
PURCHASE             account is opened through EasyInvest (Service Mark) ) although the Fund and Distributor may, from time to time, accept initial purchases of
                     $5,000; minimum subsequent investment, $100 (see page 7).
-------------------  ------------------------------------------------------------------
INVESTMENT           The investment objective of the Fund is to provide investors with current
OBJECTIVE            income, preservation of principal and liquidity.
-------------------  ------------------------------------------------------------------
INVESTMENT           In order to maximize the amount of the Fund's dividends which are exempt
POLICIES             from state and local income taxation, the Fund will invest all of its assets in U.S. Treasury securities which are direct obligations of the
                     U.S. Government (see page 5).
-------------------  ------------------------------------------------------------------
INVESTMENT           Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of
MANAGER              the Fund, and its wholly-owned subsidiary, Morgan Stanley Dean Witter
                     Services Company Inc. serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $115.2 billion at
                     June 30, 1998 (see page 4).
-------------------  ------------------------------------------------------------------
MANAGEMENT           The Investment Manager receives a monthly fee at the annual rate of
FEE                  0.35% of daily net assets (see page 4).
-------------------  ------------------------------------------------------------------
DIVIDENDS AND        Dividends are declared daily and paid monthly. Capital gains
CAPITAL GAINS        distributions, if any, are paid at least once a year or are retained
DISTRIBUTIONS        for reinvestment by the Fund. Dividends and capital gains distributions are automatically invested in additional shares at net asset value unless the shareholder elects to receive cash (see page 13).
-------------------  ------------------------------------------------------------------
DISTRIBUTOR          Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") (see
AND PLAN OF          page 7). The Fund is authorized to reimburse specific expenses incurred
DISTRIBUTION         in promoting the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholders accounts, in accordance with a Plan of Distribution with the Distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.35% of average daily net assets of the Fund (see page 8).
-------------------  ------------------------------------------------------------------
REDEMPTION           At net asset value; account may be involuntarily redeemed if total value of the account is less than $1,000 or, if the account was opened through
                     EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $10,000 in the account (see pages 11-13).
-------------------  ------------------------------------------------------------------
RISKS                The Fund invests only in U.S. Treasury securities which are subject to minimal risk of loss of income and principal. It may engage in the purchase of such securities on a when-issued basis. The value of the
                     Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. A portion of the U.S. Treasury securities in which the Fund invests may be zero coupon Treasury securities. Such securities are subject to greater market price fluctuations during periods of changing prevailing interest rates (see pages 5-6).

   The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.................................    None
Maximum Sales Charge Imposed on Reinvested Dividends .....................    None
Deferred Sales Charge ....................................................    None
Redemption Fees ..........................................................    None
Exchange Fee .............................................................    None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...........................................................    0.35%
12b-1 Fees* ..............................................................    0.34%
Other Expenses ...........................................................    0.13%
Total Fund Operating Expenses ............................................    0.82%

------------
 * A portion of the 12b-1 fee, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of National Association of Securities Dealers Inc. ("NASD") guidelines.

 EXAMPLE                                                                  1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                         -------- ---------  --------- ----------
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:     $8        $26       $46        $101

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares--Plan of Distribution" in this Prospectus.

Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
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The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further unaudited information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.




                                                                                                     FOR THE PERIOD
                                                FOR THE YEAR ENDED MAY 31,                           AUGUST 13, 1991*
                                -------------------------------------------------------------------  THROUGH
                                 1998         1997       1996        1995       1994        1993     MAY 31, 1992
                                ---------- ----------  ---------- ----------- ---------- ----------  ---------------
PER SHARE OPERATING
  PERFORMANCE:
    Net asset value,
      beginning of period          $ 9.85     $ 9.84      $ 9.98     $ 9.88      $10.34     $10.21      $10.00
                                ---------- ----------  ---------- ----------  ---------- ----------  ----------------
    Net investment income            0.53       0.54        0.54       0.49        0.49       0.54        0.44
    Net realized and
      unrealized gain (loss)         0.11       --         (0.14)      0.10       (0.45)      0.13        0.20
                                ---------- ----------  ---------- ----------  ---------- ----------  ----------------
   Total from investment
      operations                     0.64       0.54        0.40       0.59        0.04       0.67        0.64
                                ---------- ----------  ---------- ----------  ---------- ----------  ----------------
   Less dividends and
      distributions from:
      Net investment income         (0.53)     (0.53)      (0.54)     (0.49)      (0.50)     (0.53)      (0.43)
      Net realized gain                --         --          --         --          --        (0.01)       --
                                ---------- ----------  ---------- ----------  ---------- ----------  ----------------
      Total dividends and
         distributions              (0.53)     (0.53)      (0.54)     (0.49)      (0.50)     (0.54)      (0.43)
                                ---------- ----------  ---------- ----------  ---------- ----------  ----------------
      Net asset value, end
         of period                 $ 9.96     $ 9.85      $ 9.84     $ 9.98      $ 9.88     $10.34      $10.21
                                ========== ==========  ========== ==========  ========== ==========  ================
TOTAL INVESTMENT RETURN+             6.68%      5.63%       4.09%      6.22%       0.25%      6.75%       6.55%(1)
RATIOS TO AVERAGE NET ASSETS:
   Expenses                          0.82%      0.83%       0.84%      0.84%       0.79%      0.80%       0.79%(2)(3)
   Net investment income             5.30%      5.42%       5.33%      4.93%       4.74%      5.18%       5.49%(2)(3)
SUPPLEMENTAL DATA:
   Net assets, end of period,
     in thousands                $241,025    $230,267   $258,637    $273,184   $516,017    $584,206     $523,555
   Portfolio turnover rate             95%       149%         63%        30%         49%        21%         12%(1)

------------
 *     Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 0.81% and 5.47%, respectively.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") (formerly named Dean Witter Short-Term U.S. Treasury Trust) is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on June 4, 1991.

   Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

   MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment man-agement, advisory, management and administrative capacities to a total of 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total assets of approximately $110.8 billion as of June 30, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying an annual rate of 0.35% to the Fund's net assets determined as of the close of each business day. For the fiscal year ended May 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.35% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.82% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

The investment objective of the Fund is current income, preservation of principal and liquidity. The Fund seeks to achieve its investment objective by investing all of its net assets in U.S. Treasury securities. U.S. Treasury securities, which presently consist of U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, are direct obligations of the U.S. Treasury and are backed by the "full faith and credit" of the U.S. Government. The investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's shares. There is no assurance that the Fund's investment objective will be achieved.

   Neither the value nor the yield of the U.S. Treasury securities in which the Fund invests (or the value or yield of shares of the Fund) are guaranteed by the U.S. Government. The value of the Fund's portfolio securities and therefore the net asset value of the Fund's shares may increase or decrease due to changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of the securities held by the Fund, and concomitantly, the net asset value of the Fund's shares, will fall. Debt securities with shorter maturities are generally subject to a lesser degree of market fluctuation as a result of changes in interest rates than debt securities with longer maturities.

   In an effort to minimize fluctuations in market value of its portfolio securities the Fund is expected to maintain a portfolio with a dollar-weighted average maturity of less than 3 years.

ZERO COUPON TREASURY SECURITIES. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. See "Dividends, Distributions and Taxes."

   Certain banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FIRM COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase U.S. Treasury securities on a when-issued or delayed delivery basis or may purchase or sell U.S. Treasury securities on a firm commitment basis. For example, the Fund may wish to purchase U.S. Treasury notes and bonds sold at periodic U.S. Treasury auctions prior to a month or more of their issuance ("when-issued"). When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or firm commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or firm commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio (U.S. Treasury) securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or firm commitment basis.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

   In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within MSDW Advisors' Taxable Fixed Income Group, which manages 23 funds and fund portfolios, with approximately $13.8 billion in assets as of June 30, 1998. Rajesh K. Gupta, Senior Vice President of MSDW Advisors and Manager of MSDW Advisors' Government Fixed-Income Group, has been the primary portfolio manager of the Fund since its inception and has been a portfolio manager at MSDW Advisors for over five years.

   Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the opinion of the Investment Manager, strengthen the Fund's position and contribute to its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 200% in any one year. The Fund will incur costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and others who have entered into Selected Dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $10,000 (the Fund and the Distributor may, from time to time accept initial purchases of $5,000). The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $1,000, provided that the schedule of automatic investments will result in investments totalling at least $10,000 within the first twelve months. In the case of investments pursuant to systematic payroll deduction plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such plans to at least $10,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative of DWR or another Selected Broker-Dealer. The offering price will be the net asset value per share next determined (see "Determination of Net Asset Value" below) following receipt and acceptance by the Transfer Agent of an order in proper form and accompanied by payment in Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the Fund for investment. Orders for the purchase of Fund shares placed by investors through DWR or another Selected Broker-Dealer will be transmitted to the Transfer Agent for purchase on that date, with payment in Federal funds transmitted to the Transfer Agent on the business day following the day the order is placed. Shares commence earning income on the date following the date of purchase. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

   Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips to educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined by taking the value of all the assets of the Fund, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The net asset value per share is determined by the Investment Manager as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the bid price; (2) when market quotations are not readily avail-able, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt instruments having a maturity date of more than 60 days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until 60 days prior to maturity and thereafter at amortized cost. Short-term instruments having a maturity date of 60 days or less at the time of purchase are val-ued at amortized cost unless the Board of Trustees determines this does not represent the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

PLAN OF DISTRIBUTION

The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), with the Distributor whereby the expenses of certain activities and services, including personal services to shareholders and maintenance of shareholder accounts, in connection with the distribution of the Fund's shares are reimbursed. The principal activities and services which may be provided by the Distributor and its affiliates, or any other Selected Broker-Dealer under the Plan include: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets. A portion of the amount payable pursuant to the Plan, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of the NASD guidelines. The services fee is a payment made for personal services and/or the maintenance of shareholder accounts. Expenses incurred pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. The Fund accrued $827,872 to the Distributor pursuant to the Plan for the fiscal year ended May 31, 1998. This is an accrual at the annual rate of 0.34% of the Fund's average daily net assets.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Such dividends and distributions will be paid in shares of the Fund at net asset value per share. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to the investor in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the payment date for which it commences to take effect. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other Selected Broker-Dealer through whom shares were purchased.

INVESTMENT OF DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.

TARGETED DIVIDENDS (SERVICE MARK) . In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically in-vested in shares of an open-end investment company for which MSDW Advisors serves as investment manager (collectively, the "Morgan Stanley Dean Witter Funds"), other than Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.

EASYINVEST (SERVICE MARK) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption"). Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other Selected Broker-Dealer brokerage account, within five business days after the date of redemption. Only shareholders having accounts in which no share certificates have been issued will be permitted to enroll in the Withdrawal Plan.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income, and generally, state and local tax purposes.

   Shareholders wishing to enroll in the Withdrawal Plan should make this election on the Investment Application or contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

TAX SHELTERED RETIREMENT PLANS. Retirement plans are available through the Investment Manager for use by the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

EXCHANGE PRIVILEGE

An "Exchange Privilege," that is, the privilege of exchanging shares of certain Morgan Stanley Dean Witter Funds for shares of the Fund, exists whereby shares of Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds"), shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), may be exchanged for shares of the Fund, Morgan Stanley Dean Witter Limited Term Municipal Trust and Morgan Stanley Dean Witter Short-Term Bond Fund, and for shares of five Morgan Stanley Dean Witter Funds which are money market funds: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean

Witter U.S. Government Money Market Trust, Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust (which eight funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a Morgan Stanley Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds.

   An exchange to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund, shares of the Multi-Class Fund, the FSC Fund, Global Short-Term or the Exchange Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC. (If shares of an Exchange Fund received in exchange for shares originally purchased from Global Short-Term or Class B of a Morgan Stanley Dean Witter Multi-Class Fund are exchanged for shares of Global Short-Term or another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of Global Short-Term or the Morgan Stanley Dean Witter Multi-Class Fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from Global Short-Term or from a Class of a Morgan Stanley Dean Witter Multi-Class Fund that imposes a CDSC remain in the Exchange Fund, the holding period (for the purpose of determining the rate of CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term. In the case of exchanges of Class A shares of a Morgan Stanley Dean Witter Multi-Class Fund which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Distributor to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Distributor's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan

Stanley Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current broker-dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Morgan Stanley Dean Witter Funds pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Morgan Stanley Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

REDEMPTIONS AND REPURCHSES
-----------------------------------------------------------------------------

REDEMPTIONS. Shares of the Fund may be redeemed through the Transfer Agent (without redemption or other charge) on any day that the New York Stock Exchange is open (see "Purchase of Fund Shares--Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements described below.

1. BY CHECK

The Transfer Agent will supply blank checks to any shareholder who has requested them on an Investment Application. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specifically specified on an Investment Application that all owners are required to sign checks. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check or enroll in the Systematic Withdrawal Plan.

   Shares will be redeemed at their net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment. Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of its account so as to write a check for the redemption of the entire account. For the same reason, a shareholder should not write a check for substantially all of the current value of the shares in its account with the Fund.

2. BY TELEPHONE OR WIRE INSTRUCTIONS WITH
   PAYMENT TO PREDESIGNATED BANK ACCOUNT

A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by wire instructions.

   DWR and any other participating Selected Broker-Dealers have informed the Distributor and the Fund that, on behalf of and as agent for their customers who are shareholders of the Fund, they will transmit to the Fund requests for redemption of shares owned by their customers. In such cases, the Transfer Agent will wire proceeds of redemptions to DWR's or other Selected Broker-Dealer's bank account for credit to the shareholders' accounts the following business day. DWR and other participating Selected Broker-Dealers have also informed the Distributor and the Fund that they do not charge for this service.

   Redemption instructions must include the shareholder's name and account number and be wired or called to the Transfer Agent at 800-869-NEWS (toll-free).

3. BY MAIL

A shareholder may redeem shares by sending a letter to Morgan Stanley Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303, requesting redemption and surrendering share certificates if any have been issued.

   Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as he or she may request. Proceeds of redemption may also be sent to some other person, as requested by the shareholder in accordance with the general redemption requirements listed below.

GENERAL REDEMPTION REQUIREMENTS

Written requests for redemption must be signed by the registered shareholder(s). If the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent, (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor), except in the case of redemption by check. Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable contingent deferred sales charge will be imposed upon the redemption of such shares (see "Purchase of Fund Shares--Exchange Privilege").

   If shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a stock assignment form signed by the registered shareholder(s) exactly as the account is registered. Signatures must be guaranteed by a commercial bank or member firm of a domestic stock exchange. Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization.

   All requests for redemption should be sent to Morgan Stanley Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303.

   Generally, the Fund will attempt to make payment for all redemptions within one business day, and in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). In addition, the Fund may postpone redemptions at certain times when normal trading is not taking place on the New York Stock Exchange.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than DWR or any other Selected Broker-Dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signature(s) must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received. Payment for shares repurchased may be made by the Fund to DWR and other Selected Broker-Dealers for the account of the shareholder. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or other Selected Broker-Dealers are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares of any shareholder whose shares have a value of less than $1,000 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $10,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her 60 days to make anadditional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business. Such dividends are payable monthly. The Fund intends to distribute net capital gains, if any, at least once each year. The Fund may, however, elect to retain all or a portion of any such net long-term capital gains in any year.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends or all dividends and distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXATION

FEDERAL TAXES. Because the Fund intends to distribute substantially all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. Shareholders will normally have to pay federal income taxes on the dividends and capital gains distributions they receive from the Fund. Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

   Long-term and short-term capital gains may be generated by the sale of portfolio securities by the Fund. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.

   No portion of such distributions will be eligible for the dividends received deduction for corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Current federal law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities, if necessary.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the Federal tax status of dividends and distributions paid or retained by the Fund.

   The foregoing discussion relates solely to the Federal income tax consequences of an investment in the Fund and dividends (where applicable) and distributions may also be subject to state and local taxes (see "State and Local Taxes" below); therefore, each shareholder is advised to consult his or her own tax advisor.

STATE AND LOCAL TAXES. The Fund intends to invest only in U.S. Treasury obligations that provide interest income exempt from state and local taxes. Because all states presently allow the pass-through of federal obligation interest derived from specific federal obligations, it is anticipated that substantially all of the interest income generated by the Fund and paid out to shareholders as net investment income will be exempt from state and local taxation. Such investment income, however, will not be exempt from federal tax. Furthermore, any capital gains realized by the Fund will not be exempt from federal, and generally, state and local taxes. It should be noted that although the Fund intends to invest only in securities the pass-through income from which is believed exempt from state and local income taxes, it is possible that a state or local taxing authority may seek to tax an investor on a portion of the interest income of a particular government obligation held by the Fund. Shareholders are urged to consult their tax advisors with respect to specific questions regarding federal, state and local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund. The Fund may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield which after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial invest-ment in the Fund of $1,000 over periods of one, five and ten years or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the assets of the Fund, and all expenses incurred by the Fund, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as Lipper Analytical Services Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of beneficial interest of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. The Trustees themselves have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. Under the Declaration of Trust, indemnification shall be made out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders is remote.

CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

MORGAN STANLEY DEAN WITTER
SHORT-TERM U.S. TREASURY TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Rajesh K. Gupta
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.